UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 2, 2003
               (Date of earliest event reported: January 31, 2003)
                             DND TECHNOLOGIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   333-42936              87-0631750
           ------                   ---------              ----------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)

               375 E. Elliot Rd., Bldg. 6, Chandler, Arizona 85225 (Address of principal executive offices) (Zip Code)

                                 (480) 892-7020
                         (Registrant's telephone number)

Item 5 Other Events.

On January 31, 2003 DND Technologies, Inc. (DNDT) entered into a Letter Of Intent ("LOI") with ESL Elektronik GmbH, Weissenfeld Germany ("ELS"), whereby DNDT agreed exchange up to 3,200,000 new shares to be issued in exchange for 100% ownership of ESL, with both parties reserving the right to conduct standard due-diligence investigations and to seek approval of their own board of directors prior to consummation of the merger.


Item 7 Financial Statements and Exhibits.

      (a) Exhibits

99.1 Letter of Intent signed on January 31, 2003 by the Douglas N. Dixon, CEO and Chairman of DNDT and by Gerhard Marschner, CEO of ESL.

99.2 Press Release regarding pending merger between DNDT and ESL dated February 3, 2003.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 3, 2003.

                                               DND Technologies, Inc., a Nevada
                                               corporation


                                               By: /s/ Paul Gallo
                                                  ------------------------------
                                                    Paul Gallo, CFO